Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent events
Subsequent events

7.     Subsequent events

On July 17, 2020, the Company completed the refinancing of its $15 million receivable facility with ABN AMRO Bank N.V,extending the maturity to July 2022, with options to extend.

On July 21, 2020, the Company agreed to acquire a 50,093 Dwt 2010 Japanese-built MR product tanker for a purchase price of $16.7 million. The vessel is expected to deliver to Ardmore in August 2020.

On July 23, 2020, the Company entered into an agreement to charter-in a 47,981 Dwt 2010 Japanese-built MR product tanker for one year at a rate of approximately $13,400 per day, plus a one-year extension option. Delivery is expected in September 2020.